UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Institutional International Bond Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Foreign Bond Funds

Dear Investor

In the second half of 2008, investors felt the pain of worldwide deleveraging as the global financial system descended into a full-blown crisis. Banks collapsed in the U.S., U.K., and Europe. Credit markets became illiquid, and trading was reduced to only the most creditworthy issues. While the need for government intervention was clear, investors harbored grave doubts about the sufficiency of the measures taken and reacted to the growing crisis by hoarding cash and driving up the prices of developed market government bonds. Virtually every other asset class fell sharply.

For the periods ended December 31, 2008, the Institutional International Bond Fund posted a six-month return of -2.53% and a 12-month return of 1.26%. The fund underperformed its benchmark Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index for both periods. The fund’s sector and security selection was the largest detractor from overall performance relative to the Barclays index, particularly our exposure to Japanese inflation-linked bonds. Our country and duration positioning also detracted from relative results, although the losses were mitigated by our overweight exposure to Europe and Japan later in the year. Currency positioning detracted modestly from overall results.

Highlights

• As the global financial and economic malaise spread, a massive flight to quality helped developed market government bonds outperform other asset classes.

• The Institutional International Bond Fund managed a modestly positive 12-month return but underperformed its benchmark Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index.

• The Institutional Emerging Markets Bond Fund struggled over the 6- and 12-month periods, underperforming the benchmark JPMorgan Emerging Markets Bond Index Global Diversified.

• Despite challenging market conditions, we maintain a positive long-term outlook for the economic growth prospects of non-U.S. debt and encourage investors to focus on the potential diversification benefits that these assets offer.

The Institutional Emerging Markets Bond Fund recorded a six-month return of -15.84% and a 12-month return of -17.48% for the periods ended December 31, 2008. The fund underperformed the benchmark JPMorgan Emerging Markets Bond Index Global Diversified over both periods. Country selection was the largest detractor from the fund’s performance relative to its benchmark, with a lack of exposure to higher-quality emerging market debt, such as China and India, particularly hurtful. Additionally, our exposure to corporate securities suffered dramatic losses as credit fears became widespread.

While returns this year were disappointing, we believe the case for investing in non-U.S. bond funds remains compelling. By investing in non-U.S. bond funds, investors can receive the benefits of broad-based geographic and currency diversification that are not available in funds that invest only in U.S. issues. Although it cannot protect against losses, diversification across multiple countries and regions may help to reduce overall portfolio volatility, offering access to many foreign markets that few investors have the time, expertise, or resources to evaluate effectively on their own.

Market Environment

The past year saw heightened volatility in global fixed-income markets as economic fundamentals, policy actions, and investor sentiment seemed to fluctuate between extremes. There was strong demand for high-quality developed market bonds in the opening months of 2008 as concerns about the global credit crisis and signs of economic weakness began to spread. However, inflation replaced these earlier concerns during the second quarter and helped depress these same returns on fears of increased interest rates. Emerging markets confronted a variety of challenges as jittery investors became increasingly risk averse. As the global financial meltdown unfolded throughout the ensuing months, investors joined an extraordinary flight to quality that punished all but the most stable of developed market government bonds.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That’s what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund’s holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients’ assets is our only business, and our long-term success is tied to our clients’ success.

Please take a moment to read this shareholder report. Your fund’s manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Developed Markets

The U.S. economy entered 2008 in a recession, and most economic indicators worsened as the year progressed. The housing sector continued to languish. Home prices fell sharply, and new construction fell to multi-decade lows. The unemployment rate climbed from 5.0% at the start of the year to 7.2% by the year’s end as layoffs accelerated. Gauges of consumer confidence plummeted, and Americans cut back sharply on spending. The auto industry was particularly hard hit, and two of the three U.S. automakers appeared headed into bankruptcy before the administration offered a rescue package in December. Meanwhile, bank lending evaporated as an array of large financial institutions either collapsed or suffered large losses. By the end of the year, most experts agreed that the economy was in its worst shape since at least the steep recessions of the early 1980s. The government’s response to the economic maelstrom was wide ranging and dramatic. The Fed cut the fed funds rate on seven occasions during the year, bringing it down from 4.25% to a target range of 0.00%–0.25%. The Fed also expanded its role in the economy, loaning money directly to private financial institutions and taking non-Treasury securities onto its books. The Treasury made direct capital injections into a number of large banks, guaranteed money market fund investments for the first time, and purchased debt and securities from Fannie Mae and Freddie Mac, both of which it also placed under conservatorship. As the year ended, long-term Treasury yields had finally followed short-term yields lower, and it appeared that the financial crisis that had peaked in September and October was beginning to ease.

Despite the increasing evidence of a global slowdown, the European Central Bank (ECB) raised its key lending rate to 4.25% in July in response to increased inflation expectations. However, rapidly deteriorating economic fundamentals led investors to roll back their expectations of further monetary tightening in the euro zone. In local currency terms, euro zone government bonds posted strong returns for the third and fourth quarters as risk aversion and rate cuts supported the demand for government bonds. The ECB eventually cut its refinancing rate in three steps from 4.25% to 2.50% with expectations of further rate cuts to follow as data showed a strong and continuing decline in economic activity. Despite these challenges, European government bonds had their best year since 1995 as the deepening recession fueled demand for safe-haven assets.

Like Europe, Japan entered a technical recession and economic data released during the fourth quarter were almost uniformly weak. Though Japanese banks appear relatively healthy, the economy remains sensitive to export growth, and the downturn in demand for Japanese products has already begun to impact Japanese consumers, with unemployment on the increase. The Bank of Japan lowered its target rate to 0.1% in the fourth quarter after leaving it unchanged at 0.5% for almost the entire year. The impact of this late rate reduction on economic growth and investor sentiment may be limited going forward.

Emerging Markets

Although emerging market debts fared relatively well when compared with other risk-bearing fixed-income sectors over the first half of the year, conditions worsened as the year progressed. Global recession fears, lower commodity prices, heavy redemption pressures, and risk aversion resulted in broad-based weakness among emerging market debt. Investors who had been focused on inflationary pressures for much of the year began to have second thoughts as slower economic growth rapidly took center stage during the fourth quarter. The market rallied during the final trading days of December as aggressive actions by the U.S. Federal Reserve and Treasury, coupled with signs of stabilization in global equity markets, provided a slight boost to investors’ risk appetite. Striking a sour note in December, Ecuador announced that it was unwilling to pay the coupon payment on its 2012 bonds, alleging that that the debt was illegally contracted by past administrations. Fortunately, the contagion effects of this default were relatively muted.

Institutional International Bond Fund

The turmoil cascading through global financial markets in the second half of the year resulted in an extraordinary flight to quality as investors became increasingly risk averse. This benefited our allocation to high-quality government bonds and helped the fund’s absolute returns. However, our sub-investment-grade bonds and Japanese inflation-linked government bonds detracted considerably. The U.S. dollar regained some of its traditional safe-haven status and rose against most other major currencies for the year, except the Japanese yen. The dollar’s appreciation generally hurt U.S.-based investors and detracted from the fund’s overall performance. Our credit quality remained very high, with the average bond holding rated AA.

The fund’s country and duration positioning was modestly negative. As government bond prices trended higher in the second half of the year, we lengthened the fund’s duration versus the benchmark, boosting returns relative to the index. Although our focus on euro zone and Japanese government bonds later in the year helped performance, exposure to smaller markets like Hungary and Mexico detracted substantially from overall returns. However, we expect these peripheral markets to benefit performance going forward as the global economy slows and interest rates fall.

Our currency positioning hampered overall results slightly during 2008, particularly in the closing months of the year. Overweight positions in the Mexican peso versus the U.S. dollar and in the Norwegian krone versus the euro hurt performance as investors became increasingly risk averse. We currently favor the yen against other Southeast Asian currencies and are underweight eastern European currencies versus the euro. We expect to benefit from these exposures as investors remain risk averse and declining interest rates in these countries make their currencies less attractive. We gradually closed our overweight positions in the U.S. dollar versus European currencies in the closing months as we benefited from the depreciation of the euro and sterling.

Sector and security selection was the largest drag on the fund’s performance. We held Japanese inflation-linked government bonds over the entire period, which detracted considerably as the market priced in a deflationary environment. Our overweight exposure to investment-grade corporate bonds weighed on results as corporates underperformed government bonds for the year. We maintain our view that the current spread levels more than compensate for the credit deterioration that would be associated with a deep recession. We believe that the current pricing of investment-grade corporate bonds offers very attractive upside potential over the long term.

Our sub-investment-grade securities, including those in local currency-denominated Turkish government bonds, detracted from overall returns. An allocation to local Brazilian government bonds was marginally positive despite a strong sell-off in October. In an environment of relatively low yields in the major markets, we continue to see opportunities in emerging markets. The slowing global economy and decreasing inflation expectations should leave room for further interest rate reductions in these countries, which we expect to benefit bonds going forward.

Institutional Emerging Markets Bond Fund

Emerging market debt could not avoid the systemic pressures emanating from the U.S. credit markets and conditions worsened, particularly in the fourth quarter: October saw the greatest one-month loss for our asset class since August 1998.

The Middle East and Africa region continues to be a large overweight position, with much of this in Iraq. We expect that Iraq will continue to benefit from its vast oil resources, modest debt burden, and improving domestic security conditions. We also have meaningful positions in several frontier African markets such as Ghana, Nigeria, Angola, and Gabon, which we believe provide important diversification benefits to the fund’s portfolio.

In emerging Europe, Turkish debt received a boost as market participants assigned a high probability to a near-term International Monetary Fund (IMF) agreement, similar to its Eastern European peers. Russia experienced a challenging environment in the face of geopolitical issues resulting from its controversial Georgian military intervention and falling commodity prices. Nevertheless, we have taken advantage of attractive valuations to selectively add exposure to this market, particularly in the corporate credit space. Serbian debt declined over the period based on the country’s reliance on foreign investment, which is likely to remain muted for some time. However, a precautionary loan from the IMF may provide some relief in the event additional funding is required.

Within Latin America, Brazil and its long-term fundamental story remain strong despite recent weakness in the real. Although residual inflationary pressures prohibited the central bank from cutting interest rates, we expect that interest rate reductions will be prevalent in early 2009. Brazilian bonds posted positive returns as the year drew to a close, largely due to easing inflation fears and lower commodity prices. Our overweight exposure to Mexico is a blend of external, local, and corporate debt. Local rates faced pressure from the falling peso and lack of interest rate cuts during the period. Additionally, several Mexican corporations were negatively impacted by speculative currency hedging transactions during the period. We continued to reduce our exposure to Argentina as the country’s fundamentals deteriorated and funding challenges escalated. More volatile Latin American markets such as Ecuador and Venezuela suffered significant declines amid political turmoil and widespread investor risk aversion, contributing to our decision to eliminate the fund’s exposure to Ecuador during the year.

We maintained a significant underweight in Asia, mostly on the grounds of rich valuations. Fundamentals in Indonesia remain generally solid, although debt prices have been pressured by technical issues stemming from sharp currency depreciation and high inflation. The central bank has taken what appear to be appropriate steps to address the situation. We trimmed our position in the Philippines based on valuations as its debt remained resilient in the wake of global turmoil.

Outlook

Among developed markets, a fragile economic environment and deflationary concerns in the U.S. mean that interest rates are unlikely to rise anytime soon. We expect the massive deficit spending resulting from monetary and fiscal stimulus packages to eventually bear fruit in 2009, although the long-term impact on the U.S. national debt is a large and looming concern.

European economic conditions are likely to deteriorate in 2009 as current data continue to surprise on the downside and leading indicators show no sign of bottoming. Unemployment has started to turn higher, and we expect this trend to increase over the coming year, creating a headwind for the consumer. As inflation has eased considerably, we expect the ECB to cut interest rates to below 2% given the severity of the economic downturn. Reluctance from some European Union member states to loosen fiscal policy, as well as a lack of coordinated action, suggests that the effectiveness of any fiscal response will be more muted than in the United States.

Shrinking incomes and rising unemployment suggest that consumption is not likely to help the Japanese economy, and low business sentiment indicates that fixed investment is likely to stay soft for the next couple of quarters. Exports also are not expected to show near-term improvement, and the stronger yen will likely crimp exports further. With its key policy rate now at 0.1%, we think the Bank of Japan is resistant to a further rate cut and is more likely to adopt other policy measures, such as quantitative easing and the targeting of money market rates.

Among emerging markets, there is some evidence that the recent fiscal and monetary policy actions have marginally improved capital flows and liquidity conditions. However, the larger global economic picture has continued to deteriorate, and many emerging market economies are suffering as commodity prices fall and export activity slows. While we expect a continued slowdown in global growth in 2009, years of improving fundamentals and sound policy decisions have several emerging market sovereign issuers well positioned to weather the current economic downturn.

Within the currency markets, repatriation and deleveraging flows seem to have largely played out, while risk aversion now appears to be a more important driver of the Japanese yen rather than the U.S. dollar. While the U.S. may ultimately be rewarded for its proactive response, the dollar might weaken over the long term as investors are beginning to focus on the negative consequences of some of these measures, notably the widening of the fiscal deficit.

Despite the challenging conditions, we remain focused on our highly disciplined investment approach, leveraging exhaustive fundamental credit analysis to identify the most appropriate long-term investment opportunities for our shareholders.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the Institutional International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Institutional Emerging Markets Bond Fund

January 26, 2009

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risks of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

30-day SEC yield: The 30-day SEC yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks an international basket of bonds that contained 65.8% government, 12.4% corporate, 13.5% agency, and 8.3% mortgage-related bonds as of December 31, 2008.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Hedged: The buying and selling of forward exchange contracts to lock in a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

JPMorgan Emerging Markets Bond Index Global Diversified: Tracks U.S. dollar government bonds of 38 foreign countries as of December 31, 2008.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Foreign Bond Funds

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Bond Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional International Bond Fund
December 31, 2008

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Bond Fund
December 31, 2008
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $53,237)	$	51,732
Interest receivable		951
Foreign currency (cost $157)		154
Receivable for shares sold		88
Initial deposit on futures		182
Other assets		1,842
Total assets		54,949
Liabilities		
Payable for investment securities purchased		846
Due to affiliates		27
Other liabilities		729
Total liabilities		1,602
NET ASSETS	**$**	**53,347**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(257)
Net unrealized loss		(488)
Paid-in capital applicable to 5,479,427 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		54,092
NET ASSETS	**$**	**53,347**
NET ASSET VALUE PER SHARE	**$**	**9.74**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Bond Fund
($000s)

Year Ended 12/31/08
Investment Income (Loss)		
Income		
Interest	$	3,055
Dividend		56
Total income		3,111
Investment management and administrative expense		341
Net investment income		2,770
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		3,886
Futures		(329)
Swaps		8
Foreign currency transactions		(496)
Net realized gain		3,069
Change in net unrealized gain (loss)		
Securities		(5,642)
Futures		(71)
Swaps		84
Other assets and liabilities denominated in foreign currencies		1,204
Change in net unrealized loss		(4,425)
Net realized and unrealized loss		(1,356)
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**1,414**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Bond Fund
December 31, 2008

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on May 31, 2007. The fund seeks to provide current income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2008, approximately 16% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Forward Currency Exchange Contracts During the year ended December 31, 2008, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended December 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates and/or currency values.

Swaps During the year ended December 31, 2008, the fund was a party to interest rate and credit default swaps. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Collateral Agreements The fund has entered collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund is noted in the accompanying Portfolio of Investments. As of December 31, 2008, no collateral was pledged by either the fund or counterparties.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $59,725,000 and $78,917,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007, totaled $5,367,000 and $2,430,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on certain contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2008, the fund utilized $0 of capital loss carryforwards. As of December 31, 2008, unused capital loss carryforwards expire as follows: $211,000 in fiscal 2015 and $247,000 in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2008, approximately 85% of the fund’s outstanding shares were held by T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and Shareholders of T. Rowe Price Institutional International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional International Bond Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

Tax Information (Unaudited) for the Tax Year Ended 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,344,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990
2006	to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (8/08 to present);
1991	Director, Vornado Real Estate Investment Trust (3/04 to present); Director, Mercantile Bankshares (2002 to 2007);
Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief
Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (10/95 to present); Chairman,
1989	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Golden Star Resources Ltd. (5/92 to present);
2001	Director, Pacific Rim Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon
Resources Corp. (8/07 to 3/08); Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn (1943)	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Federal
2003	National Mortgage Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia
Pacific (5/04 to 12/05); Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Partner,
2001	Blackstone Real Estate Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [126]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer,
(1955)	Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company
2006 [71]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional International	International, Inc.
Funds

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional International Funds

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional International
Funds

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price; formerly Financial Analyst, Goldman Sachs
Vice President, Institutional International Funds	(to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President, Institutional International	International, Inc., and T. Rowe Price Trust Company
Funds

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional International Funds

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional International Funds	International, Inc., and T. Rowe Price Trust Company

Niall P. Gallagher, CFA (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International,
Vice President, Institutional International Funds	Inc.; formerly European Analyst and Portfolio Manager, Merrill Lynch
(London) (to 2006)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional International	International, Inc.
Funds

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional International	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
Funds

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional International Funds

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe
Vice President, Institutional International Funds	Price Group, Inc., and T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Institutional International Funds	Investment Services, Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers, LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional International Funds

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional International	International, Inc.
Funds

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional International Funds	Services, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional International Funds

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe
Vice President, Institutional International Funds	Price Trust Company, and T. Rowe Price Services, Inc.; Vice President, T. Rowe
Price, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional International Funds

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional International	Trust Company
Funds

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
President, Institutional International Funds	and T. Rowe Price Global Investment Services Limited; Vice President,
T. Rowe Price Group, Inc.; Chief Executive Officer, Director, and President,
T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009